Listing Report:Supplement No. 197 dated Mar 23, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 282491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$173.63

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	11%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	10y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,582	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enigmaswr	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation Loan
Purpose of loan:
This loan will be used to pay off 3 credit cards with high interest rates.? The first card is a Capital One Card with a balance of $1285.? Although I have never been late with a payment, my interest rate was recently increased to 22.9% from 12.9%.? I have a department store card with a balance of $2,322.76 at a rate of 24.99%.? I have an auto repair card with a balance of $911.85 at a rate of 26.99%.? Again, I have never missed any payments on these cards.? My monthly car payment is $332.45 and I have only 7 more payments left before it is fully paid off.? I drive a 2005 Dodge Stratus with 87,000 miles.? Up til now my car has been running quite well.? However,?it has come to that time where I need to spend some money to maintain it properly.? Recently, I had to replace the oil pan.? I would like to replace the brakes and?starter.? I intend to use the balance of the loan to assist in these repairs.?

My financial situation:
I am a good candidate for this loan because I have a stable work history and I have never missed a payment on any for my credit cards or car payments.? Right now I pay $145 per month on minimum payments to my credit cards.? For about $29 more per month, I can pay off all my credit card debt with this Prosper loan in 3 years.? I will be able to save thousands of dollars in interest.? Again, my car note will be paid off shortly.? This will free up some of my monthly income.?

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $?450???
??Insurance: $ 55
??Car expenses: $?150
??Utilities:
??Phone, cable, internet: $?55
??Food, entertainment: $?400
??Clothing, household expenses $?100
??Credit cards and other loans: $ 477
??Other expenses: Medical $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 331165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	9%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 2	Length of status:	22y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	54	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$1,235	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	32
Screen name:	BeginningAnew	Borrower's state:	Michigan	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Taxes
Purpose of loan:
This loan will be used to pay the 2009 property taxes for our new house, which we purchased as a repossession.? We purchased the house in 2008 and thought that the money included in the purchase price ($1,000.00)?for?property taxes was being used to pay the 2008 Winter taxes.? However, when I went to pay our 2009 property taxes, I was told that we still owed the 2008 taxes and if we didn't pay them by February 2010, the county would initiate the tax repossession?process.? So the money we had saved?to pay the current years taxes paid off the prior years taxes. ?Now we need to come up with the money to pay the 2009 taxes, plus save for the 2010 taxes.?

We would have the money in savings except we keep finding little surpirses that the previous owners left, like cutting the electrical service to the water well, mis-wiring the hot water heater so it would short itself out, disabling the sewage pump up pump so that once we reconected the toilet in the master bathroom, it would backup and flood the basement.?

My financial situation:
I am a good candidate for this loan because we currently only have 2 credit card payments and 2 student loan payments.? We do not have a mortgage.? ?Our monthly income is slowly increasing as my husband's child support arrearage (caused by his being unemployed) is reduced.

Monthly net income: $ 3,400.00

Monthly expenses: $?
??Insurance: $?255
??Car expenses: $ 200
??Utilities: $?500
??Phone, cable, internet: $?317
??Food and household: $ 500
??Credit cards and other loans: $?630
??Job Related Expenses: $ 415

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.75%	Starting borrower rate/APR:	9.75% / 11.85%	Starting monthly payment:	$192.90

Auction yield range:	4.04% - 8.75%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1983	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	0y 11m
Credit score:	700-719 (Mar-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$6,637	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vennp	Borrower's state:	California	Borrower's group:	Road To Better Credit
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 87% )	700-719 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	5 ( 13% )	680-699 (Oct-2009) 640-659 (Mar-2008) 640-659 (Jan-2008) 620-639 (Apr-2007)
Principal balance:	$2,393.43	1+ mo. late:	0 ( 0% )
Total payments billed:	39
Description
Paying off High % Credit Cards
Purpose of Loan:This will be my 3rd Prosper Loan. My first was paid off nearly 2 years ago (early). My 2nd is has one year left to go.The past 2 years I've reduced my high interest CC debt (25%+ interest) from roughly $17K to $6,500 today.? This loan would be used to retire the last of the debt and close my last 2 credit card accounts. Income:I have been employed as a SQL Database Admin since the 90?s. I had a brief period of un-employment between Dec 2008 and March of 2009 when I was laid off during the economic downturn. In April of 2009 I started my current position and am very secure in my new job.Yearly Salary:
$85,000.00? Monthly Net Income:
$4,650.00My monthly budget: $ 903 (rent)
$ 75 (utilities)
$ 440 Auto Loan (48 out of 60 payments made, 1 year to go)? 2006 Toyota Tundra
$ 135? Auto insurance
$ 50 Gas? (I take public transit to work)
$ 400 Food, entertainment:
$ 211 other prosper loan (until March of 2011)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	41%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 15	Length of status:	30y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	40	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$26,803	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goodhearted-agreement8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF LIFE ROBBING CREDIT CARD
Purpose of loan: Debt Consolidation...I have been paying credit card companies above and beyond what is fair for years, I have seen the "light" and don't want to do this anymore...it is my fault I have so much debt..I know this and want to pay everything I owe..but not for these interest rates..I want to be debt "free" in 3 years..
having a goal will give me some piece of mind...I am a "cash only" person now..took me many years to figure this out..to change my ways , but I have done it! It feels good, but just need a lower interest rate.

My financial situation:
I am a good candidate for this loan because? I have? good paying job as well as my husband...too much of our money goes to "finance" charges...yes, we should get a Home Equity....but are trying to do this without putting our house on the line.
Monthly net income: $ My income monthly 4,400 (net), some times 200.00 more with overtime/ husbands is 4,800.00? Lots of bills including student loans for 2 kids (Parent Plus)...NEVER let your child apply to an expensive school...they might "get in" as our daughter did...she is the FIRST member in the family to go to college...so....how could we have told her "no you can't go there, we cannot pay for it"....she is about to graduate...and we will pay (as well as our daughter) for the nest 25 years...graduate school next...hope it will be worth it!

Monthly expenses: $ Everything including bills 7,2002? Housing: $ 1635.41
??Insurance: $ 248.00?? 73.00
??Car expenses: $ 400.00? gas?? Old cars ...no payments
??Utilities: $ 400.00
??Phone, cable, internet: $ 175.00? need to get this lower
??Food, entertainment: $ 450.00? food only? no entertainment? we work all the time
??Clothing, household expenses $ 0?? I always included this in the "food" budget
??Credit cards and other loans: $ 3800?? this is ridiculous.... Other expenses: $ savings 300.00? Why ????? (emergencies)? Also am paying Parent Plus Loans at a rate of 512.00 per month..I am on a 10 year plan? I am going to consolidate these loans as the rate is 8% and I need to pay off CREDIT CARDS FIRST...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$63.95

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	25 / 20	Length of status:	6y 5m
Credit score:	760-779 (Mar-2010)	Total credit lines:	28	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,094	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	merciful-kindness5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small loan
Purpose of loan:
This loan will be used to put a deposit down on our honeymoon.

My financial situation:
I am a good candidate for this loan because I have great credit history & a record of paying bills on time.? My income?can easily supplement advance payment of the loan as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 5	Length of status:	2y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	20	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$533	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-contract-rocker	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle Loan
Purpose of loan
The purpose of this loan is so I can pay off my motorcycle. I want to pay off the motorcycle so I can obtain the title from the lienholder and be able to sell the bike. Once the bike is sold I will use that money to pay off the balance of this loan. The bike is in great condition and I should have no problem selling it. The bike is a Honda Shadow VLX Deluxe and has a kelly blue book value of 3700 dollars.

I am hoping that this will allow me to eleminate the bike payment from my payments owed each month saving me over a hundred dollars.
As you can see from my financial listing below I have enough money to be able to make the payments each month while the bike is for sale,

My financial situation:
I am employed and work in the construction industry as a flooring installer. I also have two part time jobs that guarantee me an extra 24 hours a week at minimum. I will be able to make these payments on time and consistently. I am also not the only source of income in my household but I did choose to only display my income. The bills such as electric/utilities groceries and etc. are not listed because my girlfriend is responsible for them. She also has a steady job that is not likely to be subject to layoffs.

My Monthly income: $ 1800

Monthly expenses: $ 1229
Credit Card Payments: $128.00
Car Payment: $250.00
Bike Payment $125
House Payment: $390.00 (Insurance & Taxes Included)
Car Insurance $46.00 Month
Verizon Internet $30.00 Month
Child Support $260 monthThanks to everyone for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$375.59

Auction yield range:	17.04% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1991	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	1y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$18,322	Stated income:	$75,000-$99,999
Amount delinquent:	$2,926	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-admirer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a Niche Catering Company
Purpose of loan:
This loan will be used to? Help start a very unique mobile pizza catering business...
A quick Google search tells the tale. Neapolitan style pizza has exploded over the past year or so in this country. New York magazine actually called it a ?revolution? and it?s picking up speed. Pizzamarketplace.com listed this style as one of the best things of 2009, as far as earning potential in the pizza business.

The mobile?pizza catering business?
I have been researching this business over the past year. I have read everything available on the subject, and have made connections with many many people who are doing this across the country. The people I have learned from are very successful pizza caterers. I have gone to visit them, picked their brains, cooked in their ovens, found out how they market their services, and how they make money. Pizza?has very high profit margins, and is?also the most loved and consumed food in the country!

My financial situation:
I am a good candidate for this loan because? I will have close to the same amount invested I am asking from the Prosper community.The business will not conflict with my day job (catering is primarily nights and weekends), and I won't take any?profits from?the business?until after my Prosper loan is paid. This will allow me to focus on running and growin the business the right way. My current?salary is 85k, not including bonus. My employment is very stable.?First year sales are projected at 70k with a profit margin of 45%. This is a true passion of mine that I am turning into a business. This passion combined with my sales and managerial skills will help ensure my success. Thank you!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,350.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$581.45

Auction yield range:	17.04% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	14%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	9y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	72	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$35,021	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 77% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	5 ( 23% )	700-719 (Feb-2010) 700-719 (Jan-2010) 720-739 (Mar-2008)
Principal balance:	$6,627.50	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Ask Any and All Questions
Purpose of loan:
This loan will be used to? work on my home and pay some cards before they raised rates before the new laws go into effect.?

My Propser ratings have improved due to disputes with bureaus. I am waiting for more disputes to come through as my utilization is NOT 95%, but thought I would still try.

My financial situation:
I am a good candidate for this loan because? I've worked hard to prove myself in the past 5.5 years since my Chapter 7 discharge.? Nothing 30 days late, increase in credit scores.? I've steadily gotten raises and my job security is strong because I am putting together a program that I am?the only person where I live with the needed qualifications.? ??

***Monthly net income: $ 19,000 - $20,00 depending on my Reserve duty for the month.***
***Outgoing total approx: $13,000 leaving about $6,000 - $7,000.? More than enough for my?monthly Prosper payment.***????

Monthly expenses: $
??Housing: $ 4600
??Insurance: $ 1800 (houses, cars, disablity, life)
??Car expenses: $ 1600
??Utilities: $?380
??Phone, cable, internet: $ 600
??Food, entertainment: $ 1500 (family of four which includes two growing boys - groceries cost a lot for them!)
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 1500 (including current Prosper)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$216.02

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	39%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 15	Length of status:	2y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	29	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$5,702	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cheetah675	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to transfer high balance credit cards to a lower one so that i can pay off my credit card debt quicker.

My financial situation:
I am a good candidate for this loan because i pay all my bills on time and would like to get out of debt as soon as possible. I have never been late on any of my monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.03%	Starting borrower rate/APR:	15.03% / 17.20%	Starting monthly payment:	$294.78

Auction yield range:	6.04% - 14.03%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	3y 3m
Credit score:	740-759 (Mar-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,266	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exchange-ectasy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need new roof
Purpose of loan:
Need to replace my roof

My financial situation:
I've always paid my bills on time and my house is in need a of a new roof. I had a bid of $9,500 and I can come up with $1,000 without putting me in a pinch finacially. Hoping to come up with a little cash without have to take equity out of my home or cash in any of my investments or tap into my retirement funds.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.15%	Starting borrower rate/APR:	24.15% / 26.44%	Starting monthly payment:	$668.30

Auction yield range:	17.04% - 23.15%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	11y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	36	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$639	Stated income:	$25,000-$49,999
Amount delinquent:	$1,243	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	sparky03	Borrower's state:	Missouri	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,900.00	< mo. late:	0 ( 0% )	620-639 (Sep-2008) 600-619 (Aug-2008) 600-619 (Jul-2008) 640-659 (Sep-2007)
Principal balance:	$1,036.86	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Round Two...Clean up the rest.
Purpose of loan:
I would like to consolidate the rest of my Prosper loan, pay off my family members that have helped me out, finish up some home improvement projects and divorce my husband.? Of the expenses listed below, the only thing that is shared is the daycare.? I cover the rest in full.

My financial situation:
I am a good candidate for this loan because I have been current on every payment so far with my first loan and will continue to improve my credit score.
Monthly net income: $ 2800

Monthly expenses: $
??Housing:? $800
??Insurance: $ 170
??Car expenses: $385
??Utilities: $ 250
? Gas: $100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
? Credit cards and other loans: $ 215 (Prosper and my CC)
? Daycare: $525

I'm combining my car payment, my current prosper loan and other cc payments into one.

Thanks for taking a look.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	1y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	3	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$2,674	Stated income:	$1-$24,999
Amount delinquent:	$932	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	relentless-cash1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay back all credit card bills????

My financial situation:
I am a good candidate for this loan because?
i am responsible and trustworthy to pay back expenses on time
Monthly net income: $
1500
Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 145
??Car expenses: $ 300
??Utilities: $ 600
??Phone, cable, internet: $ 500
??Food, entertainment: $ 300
??Clothing, household expenses $ 800
??Credit cards and other loans: $ 1000
??Other expenses: $ 3000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$416.28

Auction yield range:	14.04% - 14.05%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	3y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,113	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rate-kung-fu	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
An IT Professional w/ Credit Cards
Purpose of loan:
Currently, I can afford to pay all my bills but I would like to consolidate my debt (consisting of 5 credit cards and a car loan).? I have been on time with all my payments and always pay above the minimum but high interest rates make paying off my debt an uphill battle.? While my long term plan does include paying these bills completely, borrowing from Prosper lenders [with a realistic interest rate] will help me achieve my goal much more quickly.

Remainder of car loan: $2,900
Credit Card Balances: $ 9,000
Interest Rates range from 9.9% - 18.99%

My financial situation:
As I stated above, I pay all my bills on time.? Over the last year and a half, I have been able to start saving without sacrificing my other responsibilities.? Unfortunately, I do not have enough in savings yet to finance my own consolidation.

Monthly net income: $ 3080
I am a Systems Administrator so I often perform jobs outside of my 9-5, adding to my total income.? These jobs typically bring in an additional $200-600 per month.

Monthly expenses: $
Car Expenses and Credit Cards will be the expenses I will be consolidating with this loan.

??Housing: $ 1028
??Insurance: $ 140
??Car expenses: $ 265
??Utilities: $ 90
??Phone, cable, internet: $ 95
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$219.61

Auction yield range:	14.04% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	3y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	20	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$24,245	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	revenue-flute	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Debt
Purpose of loan:
This loan will be used to consolidate my overall debt and reduce my high interest rates,

My financial situation:
I am a good candidate for this loan because 1.?I have a ten year reputation of paying my creditors from Home Loans to Car Notes to Credit Cards and Unsecured Loans present and future,?2. I maintain a money market account and saving as well as stock portfolios, 3. I have a position and work for a company that is not tied to the financial markets directly and receive regular bonus and incentive stock options.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 835
??Insurance: $ 45
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 35
??Food, entertainment: $ 150
??Clothing, household expenses $?50
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,885.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$130.51

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	40%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 11	Length of status:	3y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$30,723	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diplomatic-payment4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off negative equity on car
Purpose of loan:
This loan will be used to?
This loan will be used to payoff the negative equity on my car loan.?
My financial situation:
I am a good candidate for this loan because I am hard working and responsible, and I take pride in being in good standing with my lenders.????????

Monthly net income: $ Not counting my spouse's income: Chenega Security: $35,900????? VA Disability Compensation: $23,653 annually

Monthly expenses: $
??Housing: $ 1140.00????
??Insurance: $ 160.00
??Car expenses: $ 434????
??Utilities: $150
? Phone, cable, internet: $ 130
??Food, entertainment: $ 250
? Clothing, household expenses $? 200
??Credit cards and other loans: $ 1,728
??Other expenses: $ 650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.86%	Starting borrower rate/APR:	32.86% / 35.28%	Starting monthly payment:	$110.08

Auction yield range:	14.04% - 31.86%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	3y 11m
Credit score:	620-639 (Mar-2010)	Total credit lines:	23	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,789	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brookniceshoes	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$2,773.83	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards which I've had to use as a means of financial support due to?recent marital hardship.

My financial situation:
I am a good candidate for this loan because? I am responsible and will use this money for the sole purpose of paying off my debt.

Monthly net income: $ 3,180

Monthly expenses: $
??Housing: $ 1,000.00
??Insurance: $ 186.68
??Car expenses: $ 333.00
??Utilities: $ 30.00
??Phone, cable, internet:?Phone: $120.00,?cable/internet: $100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?522.63
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$344.98

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	8y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	5	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$12,071	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reliable-velocity945	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof
Loan will be used for Roof, fence and other minor repairs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$102.33

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	14y 3m
Credit score:	700-719 (Mar-2010)	Total credit lines:	15	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,614	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	captncurls	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Two daughters in need of braces
Purpose of loan:
This loan will be used to pay my out of pocket expenses for my two daughters who need braces. The dental office offered me a payment plan though "their" lender, however the interest rate is quite high.

My financial situation:
I am a good candidate for this loan because I pay my bills on time every month, and have a great track record with borrowing from the Prosper community in the past. Additionally, I have paid all of my credit card debt in full, so I have no other expenses other than basic living expenses. The stated income reflects the amount that I bring home to cover basic living needs (food, car payment, gas, insurance, clothing, etc) My husbands income was not stated, but thought it would be beneficial to note that his income covers the mortgage and utilities.

My credit is important to me, so this Prosper loan would be paid within terms, on time every month. I intend to have this loan repaid sooner than three years.

Thank you for your consideration, it is appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,570.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$114.16

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	1y 3m
Credit score:	760-779 (Mar-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$690	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rustylix	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I've been a lender on prosper for almost two years and would like to experience the borrowing side.? I figure what better way than paying down a little debt.? My CC debt situation is as follows

Chase:$3,258.59Macys:179.60Discover:21.08
I am borrowing slightly more than I owe, ~$107, to cover the fee Prosper will be tacking on to my loan.

My financial situation:
I'm a successful web application developer employed full-time.??Both my father, and my grandfather,?taught me to?always pay my bills on time, and to never buy anything I couldn't afford.? Basically, as a prosper lender, I'd rather you guys receive the interest for my debt than the big banks.? I'll be setting up automated electronic payments, and if possible with such a setup, I expect I will probably pay this off faster than 36 months.? Any questions?? Just ask, thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	0y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3,613	Stated income:	$1-$24,999
Amount delinquent:	$2,505	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	mrcartel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	760-779 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Want to be a stay at home dad
I had twins (boy & girl) in March 2009. They were in the hospital for 6 months and we had a loss of income between wife and myself. I stay with the kids during the day and work at night. My first prosper loan I lost half the money trading by my own rules, but I paid the money back. I would like to ask for another loan because I believe I will be successful and you will be helping me fulfill my true passion and allow me to stay at home on a full time basis. This time I have a mentor, who has been trading for 16 years, and I have been studying under him for 9 months now. My credit is not that great because of the loss of income and me leaving my corporate job for a warehouse job to take care of the wonder twins.

I believe I will be able to go full time in 2011, bring my credit score up to where it originally was when I did the first prosper loan, and stay at home with the wonder twins for the next 17 years (they turn 1 on March 28th). My goal is to trade 1 S&P 500 emini contract and increase contracts for every $2,000 in profits. The strategy I use which is quite conservative triggers 1-4 trades per day on average.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	10%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	6y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	26	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$17,359	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ferocious-pound	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Contract for Computer Pro
Purpose of loan:
This loan will be used to add additional capital into the software development project I am currently doing.? The project will pay out in 90 days but the capital is needed now to complete it.? I have tied up my capital in my current projects? and believe this final investment will bring a large return.
My financial situation:
I am a good candidate for this loan because I pay all of my debt on time. I currently have a large use of my credit due to financing the travel for my computer consultants as we complete this project. We are in the final stages of completiion and will get paid out in full within 90 days.
Monthly net income: $
20,800
Monthly expenses: $
??Housing: $ 7,000
??Insurance: $ 200
??Car expenses: $ 850
??Utilities: $ 300
??Phone, cable, internet: $150
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 1	Length of status:	16y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	16	Occupation:	Food Service
Now delinquent:	3	Revolving credit balance:	$2,434	Stated income:	$25,000-$49,999
Amount delinquent:	$2,396	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Beignets	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deposit for Food Vending Booth Spac
Purpose of loan:
This loan will be used for deposit to secure food vending booth space at California music festivals. Some of the festivals that I will be vending this season include, Yuri Night, Coachella and Stagecoach Music Festivals, Gator By The Bay (S.Diego), Simi Valley Cajun Festival, Kate Wolf Music Festival, Health & Harmony, Hardly Strictly Bluegrass, Mateel Summer Arts Fair and Reggae By The River. Menu: Beignets, Crab Cakes, Shrimp Kabob, Chicken Po Boy Sandwich, Jambalaya, Grilled Cheese, Coffee. I prepare and sell restaurant quality Cajun food using organic veggies, wild (farmed NOT!) shrimp and 100% real crab meat.

My financial situation:
I am a good candidate for this loan because each festival generates enough revenue to meet all financial obligations relevant to that event.? The total amount of this loan will be paid off by July 1, 2010. In the past, all lenders have been paid back in a timely manner. References provided upon request.

Monthly net income: $

Monthly expenses: $ 2050
??Housing: $ 100
??Insurance: $ 250
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 850
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	73%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 11	Length of status:	3y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$20,732	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-flexible-investment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF ALL CREDIT CARDS
Purpose of loan:

THE PURPOSE OF THIS LOAN IS TO PAY OFF ALL MY REVOLVING CREDIT ACCOUNTS. I AM CURRENTLY ENROLLED IN A DEBT MANAGEMENT PROGRAM PAYING $901.00 A MONTH TO MY CREDITORS. I ENROLLED IN THE PROGRAM BECAUSE I HAD 2 CARDS OF $20,000 LIMIT WITH $7,000 BALANCES. DURING THE CREDIT CRUNCH, BANKS SLASHED MY LIMITS TO MY BALANCES AND IT LOOKS NEGATIVE ON MY CREDIT REPORT NOWADAYS. A MONTHLY PAYMENT BETWEEN $400 AND $500 MEANS THAT I SAVE $400 IN INTEREST A MONTH FOR THE NEXT 3 YEARS OF MY CURRENT PLAN. THAT IS A $14,400 SAVINGS WITH THIS LOAN. I WORK FOR COSTCO WHICH GUARANTEES THEIR FULL TIME EMPLOYEES 40 HOURS A WEEK. I AM CURRENTLY MAKING $18 AN HOUR GROSSING?$3000 A MONTH.?WITH A TRUCK PAYMENT OF $400 AND THE DEBT PROGRAM PAYMENT OF $901.00,?I AM CURRENTLY NOT STRUGGLING TO MEET MY DEBT OBLIGATIONS.?IF?I WOULD RECEIVE THIS LOAN, I?WILL PAY OFF MY REVOLVING?DEBT AND SAVE MONEY WHILE MAKING YOU MONEY ON THE LOAN?INTEREST. PLEASE ASSIST TO HELP MY FINANCIAL FUTURE. THANK YOU.?

My financial situation:

I GROSS $3000 A MONTH WITH A SCHEDULED RAISE IN SEPTEMBER TO $20.50 AN HOUR ($18 CURRENTLY). MONTHLY DEBT OBLIGATIONS OF $1301.00 CURRENTLY. WITH A PAYOFF AND THIS LOAN, IT WOULD BE $800-$1000.?I HAVE NEVER BEEN LATE ON A PAYMENT ON ANY ACCOUNT.

Monthly net income: $ 2,400.00 MINIMUM

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 400
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 901
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.01%	Starting borrower rate/APR:	14.01% / 14.36%	Starting monthly payment:	$546.92

Auction yield range:	3.04% - 13.01%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	6y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	14	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,688	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	yan201	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
C.C BT Expired, needs to pay off
Purpose of loan:
I took a 0% C.C offer of $20000 six month ago to loan it to a friend for his business.?It was promised to be?paid back in six month. Unfortunately he can only pay me back about $4000 now. But the 0% offer has just expired and interest is going up to 15.99%.? I pay off my credit card every month, never carry balance until this. Most likely I will be able to pay this loan off within a year or sooner.

My financial situation:
I have about $20000 in savings and more in the stock market and I have my own company , so even my friend can not pay me back the rest of the money at all, I can still pay off this loan easy. But with the economy is improving , I believe my friend's business is turning around and he will be able to pay me back sooner.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Not employed
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	9y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Stated income:	Not employed
Now delinquent:	1	Revolving credit balance:	$11,468
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	OneHug	Borrower's state:	Minnesota	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hope is a Mainstay
I wish to pay off debt. I?got caught in?the Payday Loan Trap and need to get out. I am disabled and?live on a permanent fixed disability (verifiable) income from Veterans Admininistration and SSD. So I would like to get?everything consolidated to correct?the mistakes?in my life. By consolidating my debt, lowering my interest rates, and having one fixed payment ~ I will know exactly where I am at each month and will be able to create a more secure life for myself. ?I am all I have and I need your help please.
Thank-you for your kind consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$386.73

Auction yield range:	8.04% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	1y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,250	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	consummate-moola	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement / Pay off credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt, and purchase and engagement ring for the love of my life.

My financial situation:
I am a good candidate for this loan because I have a solid steady job, and will make my payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 16	Length of status:	2y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	30	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$2,279	Stated income:	$100,000+
Amount delinquent:	$85	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	at1973	Borrower's state:	DistrictOfColumbia	Borrower's group:	Harvard University Alumni & Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 87% )	640-659 (Latest)
Principal borrowed:	$9,900.00	< mo. late:	3 ( 13% )	620-639 (Jan-2010) 640-659 (Apr-2008)
Principal balance:	$4,306.37	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Help me Buy an Engagement Ring!
Purpose of loan:
I had a great?experience obtaining a Prosper loan to pay for part of the cost of?my graduate education (http://www.prosper.com/invest/listing.aspx?listingID=306633) and have?established a good record paying it off.? I am now hoping to secure a?loan to help me?pay for an engagement ring for my fianc?e-to-be.? I am a good investment, and I welcome any inquiries that you might have about the loan, or about me more generally?(the most important stuff: she's really wonderful, and I can't wait to give her the ring that you're going to help me buy!).

My financial situation:
I?have a secure, well-paying?job and will be using these funds for a very good cause.? My?credit history is not perfect, but I have learned from my past, and I?look forward to meeting the repayment obligations of this loan in a responsible and timely fashion, as I have done for my first Prosper loan.
Monthly net income: $ 6,500 (after taxes but before insurance deductions)

Monthly expenses: $ 2,800
? Housing: $?800
? Insurance: $ 400
? Car expenses: $0
? Utilities: $ 100
? Phone, cable, internet: $ 300
? Food, entertainment: $ 500
? Clothing, household expenses $ 200
? Credit cards and other loans: $ 1000
? Gym: $100
? Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.12%	Starting borrower rate/APR:	30.12% / 32.50%	Starting monthly payment:	$106.29

Auction yield range:	11.04% - 29.12%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	1y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$20,876	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-arboretum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to Get Debt Free
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because I always will pay on time.

Monthly net income: $ 3,800 ???? ????

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 250
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 850 ????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.34%	Starting monthly payment:	$57.88

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	23%
Basic (1-10):	3	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 6	Length of status:	1y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	35	Occupation:	Analyst
Now delinquent:	5	Revolving credit balance:	$1,524	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	alexls82	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Dream Bicycle
Purpose of loan:
This loan will be used to buy a new Road bicycle

My financial situation:
I am a good candidate for this loan because I have been able to meet all my financial obligations in the past 5 years.

Monthly net income: $ 4,320.00

Monthly expenses: $
??Housing: $?850.00
??Insurance: $?98.00
??Car expenses: $?372.91
??Utilities: $ 75.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.43%	Starting monthly payment:	$49.86

Auction yield range:	11.04% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	1y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	21	Stated income:	Not employed
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	economy-scientist	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Manufacturing
Purpose of loan:
This loan will be used to design and manufacture a product for commercialization. This will help me earn an income.

My financial situation:
I am a good candidate for this loan because?my expenses are low and the payments on the loan should be?affordable.?

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0?
??Utilities: $ 0
??Phone, cable, internet: $10
??Food, entertainment: $ 80
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1979	Debt/Income ratio:	43%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	8y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	30	Occupation:	Bus Driver
Now delinquent:	0	Revolving credit balance:	$553	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	peaceful-kindness8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying back people
Purpose of loan:
This loan will be used to? pay off some loans.

My financial situation:
I am a good candidate for this loan because? I am at my job daily,and willing to work.? I have the desire to get out of debt & work on staying out.? I also have a second job that will help with payment on this loan.

Monthly net income: $ 1650.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	3y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	51	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$132,786	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	resolute-truth0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Parents
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	1y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	5	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$4,691	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fair-currency8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest CC's
This loan will be used to pay off the balances of my high interest credit cards. Due to family issues, my parents moved when I was 19, and left me with their debt obligations as well as the responsibility of college tuition and living expenses. Eventually I completed my Bachelors in 2008 and have been working full time. Over the years of my education I incurred $6000 in cc debt and have been slowly paying off the cards. Last year, the bank cut my line of credit to just over the balance owed, while increasing the interest rate from 8.99% to 19.99%. This greatly increased my bank utilization ratio, and has hurt my credit score. I really can?t wait to pay off the debt to save my credit rating.
I am a good candidate for this loan because I have a stable, full-time career that I excel at. I pay my bills on time. I just paid off my car load. I also donated my parents' furniture to Good Will and closed the storage unit. Combined, that?s an extra $539 of my expenses I freed up in March alone.?
Monthly income: $3400
Monthly expenses: $1260.13
Housing: $500
Insurance: $75.14
Car expenses: $110.99 (ins only, car owned)
Utilities: $174
Food, entertainment: $400
Money left to pay this loan: $2139.87
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$805.81

Auction yield range:	17.04% - 25.00%	Estimated loss impact:	35.94%
Lender servicing fee:	1.00%	Estimated return:	-10.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	39%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 6	Length of status:	5y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	25	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$3,497	Stated income:	$25,000-$49,999
Amount delinquent:	$2,970	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	35
Screen name:	smart-repayment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase equipment
Purpose of loan:
This loan will be used to? to purchase a tractor? to pull intermodal container's? from rail spur to rail spur daily.

My financial situation:
I am a good candidate for this loan because? the railway industry has not really shown an economic slow down and the truck is needed to relocate trailers to complete the cycle of the customer's container.

Monthly net income: $ 4,000 ????

Monthly expenses: $ 2,736.00
??Housing: $ 720.00 ????
??Insurance: $ 116.00 ????
??Car expenses: $ 500.00 ????
??Utilities: $ 150.00 ????
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00 ????
??Clothing, household expenses $ 600.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	8.04% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1967	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	32y 2m
Credit score:	780-799 (Mar-2010)	Total credit lines:	28	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$25,140	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-systematic-pound	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.? At the present time, my credit card obligation is approximately $1400.00 on eight credit cards.? My total credit card debt is $39000.? This total obligation does not reduce significantly at 20% to 30% interest.? With a restructured loan of 36 to 48 months, I can get out of debt in a reasonable period of time.

My financial situation:
I am a good candidate for this loan because I meet my financial obligations monthly.? In addition, I have been able to maintain my income level throughout this tough economy because of the type of cliental that?uses my service.? My cliental caters to small projects, $300 to $1000 range.? Most firms cannot compete due to their overhead.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$487.40

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	39%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	4y 10m
Credit score:	820-839 (Mar-2010)	Total credit lines:	44	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$2,592	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kind-transparency-pragmatist	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
The purpose of this loan will be used to consolidate debt. I have a very high credit rating and want to keep it that way. I have never been late on a monthly payment of any kind and there is no risk at all in funding this loan for me. Thank you very much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$253.07

Auction yield range:	8.04% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	1y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$36,728	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	charlottelender	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 4% )	640-659 (Jan-2008) 640-659 (Oct-2007)
Principal balance:	$1,246.18	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Looking to Lower Interest Rate
Purpose of loan:
I need $7,000 to payoff a credit card that has a much higher interest rate.? Looking for a loan for about 6 months, until my work bonus hits my bank account.

My financial situation:
Very good debt to income ratio. Credit score is low because of number of lines of credit. I have a lot of different? credit cards from retailers, 3 sources for student loans, a few mortgages on other property.? Im only 26 and have about 5 years of history, which might be why I don't have higher credit. I have some credit inquiries from shopping around for a mortgages for previous homes. I have about 100k+ tied up in other homes, and prefer not to leverage them. Have never had a late payment on any of them. I also paid off a 10k car loan a few months ago, which in hindsight I should have kept to have some free cash.

?I receive a work bonus in a few months, but making loan payments will not be an issue. See my previous prosper loan, it has always been paid on time.

Monthly net income: $ 5000??(bonus compensation is an additional approx. $5000/mo. but its a lump sum that comes in a few months.)

Monthly expenses: $
??Housing: $ 1075
??Insurance: $ 0
??Car expenses: 0, public transportation pass paid for by work
??Utilities: $ included in?housing expense
??Phone, cable, internet: $ 140 (70 -?cell phone, 70-cable/internet)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.25%	Starting borrower rate/APR:	12.25% / 14.38%	Starting monthly payment:	$260.00

Auction yield range:	4.04% - 11.25%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	55%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	12y 4m
Credit score:	720-739 (Mar-2010)	Total credit lines:	29	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$39,223	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	efficient-kindness8	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Climbing out of the Debt Hole!
Purpose of loan:
This loan will be used to?get ahead of the vicious pay-day loan cycle that I am in, as well as consolidate other debt. If I can get rid of this debt, I can re-establish my savings and once again begin to fund my IRA and invest.?

My financial situation:
I am a good candidate for this loan because? I?have re-vamped my monthly budget and can accommodate the monthly payments with plenty of breathing room and still rebuild my emergency savings. I believe I can even pay this loan off earlier than 36 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,950.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$731.29

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	19y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$12,375	Stated income:	$1-$24,999
Amount delinquent:	$327	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	truth-oath	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card and boys car
Purpose of loan:
This loan will be used to? pay off credit cards and boys car so my fico score will increase.

My financial situation:
I am a good candidate for this loan because?because i always pay my debts on time and am otherwise debt free.Also my son will be paying 327?a month on his car payment.?

Monthly net income: $ gross of 20000 a month 3500 net after?debts and stock purchases.
Monthly expenses: $
??Housing: $ 450
??Insurance: $ 200
??Car expenses: $ 0 and 327 for sons car (he is always late paying and im a cosigner)
??Utilities: $ 1000
??Phone, cable, internet: $ 220
??Food, entertainment: $ 200
??Clothing, household expenses $?300??Credit cards and other loans: $ 532 including boys car and minimmum credit card payment.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	12 / 12	Length of status:	11y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	42	Occupation:	Administrative Assi...
Now delinquent:	11	Revolving credit balance:	$18,459	Stated income:	$25,000-$49,999
Amount delinquent:	$2,138	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	71
Screen name:	generosity-sherpa	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My Debt
Purpose of loan:
This loan will be used to? Is to pay off my debt. I am clean up my credit and trying to get back on track and that is what this is for. I have recently checked my credit and found that it is a mess and it is showing me owning a home NEVER happened.Lets just say it is hard to fix it.Dont ever let your personal info out people get it they do lots of damage. This loan is to pay off past and present debt to start cleaning up my credit.Thank you and God Bless

My financial situation:
I am a good candidate for this loan because? I am hard working and believe that I have reached that time in my life and I believe God is on my side watching over me and helping my get to my goals and that is to repair my credit. I am looking to buy Me and my kids there first home.I can pay it back and can pay on time just need a chance

Monthly net income: $ 2900.00

Monthly expenses: $
??Housing: $ 725.00
??Insurance: $ 115 ???? ????
??Car expenses: $ 210
??Utilities: $ 350
??Phone, cable, internet: $ 145
??Food, entertainment: $ 600 Food
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $ Child Care 275.00 Month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	14.04% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1985	Debt/Income ratio:	30%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	4y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$56,902	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-reflective-commitment	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education Payoff
Purpose of loan:
I will be using this loan to repay money to a friend loaned for education fees.
My financial situation:
I have a solid history of repaying my debts and have a stable steady job where I one of the top consultants in my company. I have budgeted my monthly income with personal finance tools for most of my life and believe I have approximately twice the loan repayment amount spare in my budget to repay this loan.
Monthly net income: $
7500
Monthly expenses: $
??Housing: $ 700
??Insurance: $ 70
??Car expenses: $ 100
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$142.01

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	7y 1m
Credit score:	800-819 (Mar-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,217	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peace-hawk	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards. I have had most of these accounts for more than twenty years, and now the credit card companies are upping their interest rates for their best customers. ?

My financial situation:
I am a good candidate for this loan because I have never been late on a credit card payment, and have always maintained a high credit score. I will easily handle this monthly payment, paid directly from my bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.91%	Starting monthly payment:	$43.33

Auction yield range:	4.04% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	19 / 17	Length of status:	6y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	46	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$265,446	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Tahoe1960	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off other credit lines
My financial situation:
I am a good candidate for this loan because I have substantial, steady income and have never defaulted on a credit obligation.? My wife and I had to incur some additional debt while she was out of work for approximately 5 months last year.? However, my wife has been back working full-time since August and we are in the process of paying down those credit lines.? I am seeking this loan to consolidate a few smaller credit lines.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	4y 9m
Credit score:	780-799 (Mar-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,724	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	camaraderi-duckling	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? Consolidate my credit cards at a low, fixed rate. I used to have attractive interest rates on these cards, but when the banks seized up, they raised interest rates and lowered credit limits indiscriminately. I have not been late with any payments.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and have a steady job in a good field.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	21	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$6,508	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dime-deployment2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a motorcycle
Purpose of loan:
This loan will be used to purchase a used motorcycle.?I've been without a bike since November of 2006, and I feel it's time to find another one.

My financial situation:
I am a good candidate for this loan because I?work for an established company with excellent benefits, a generous bonus program,?and plenty of room for growth.? I have always payed my creditors on time, and have even been able to pay off my larger installment loans in advance of their due date.

Monthly net income: $ 2562

Monthly expenses: $?1500
??Housing: $700?
??Insurance: $160
??Car expenses: $250
??Utilities: $80
??Phone, cable, internet: $35
??Food, entertainment: $75?
??Clothing, household expenses $50
??Credit cards and other loans: $150??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.35%	Starting monthly payment:	$48.40

Auction yield range:	8.04% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	6y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,732	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	16
Screen name:	Bizyhusbandnfather	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 660-679 (Oct-2009) 660-679 (Jul-2009) 660-679 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
My wife is stuck in Peru
Purpose of loan:
To bring my wife home. She went with our baby to visit the my inlaws on a buddy pass with Delta and she has now completed her trip and would like to come home but has been stuck past her return date over a week and the chances of her getting back don't look that great. atleast not for the near future.
My financial situation:
My debt to income ratio is great and once my wife gets home she intends to get a job to help us save for a house so prior to saving we will pay off this loan

Monthly net income: $ $2145 plus bonuses that range from $400 to $900 per month

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 105
??Car expenses: $?300 Fuel
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 150
??Other expenses: $ 385 donations
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	8y 0m
Credit score:	680-699 (Mar-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$7,494	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vigilance-statue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of making 9payments to credit
Purpose of loan:
This loan will be used to? Pay off all my credit cards and auto loan. The payments I make every month to all 9 could easily be paid to one loan every month. This would allow me to save more of my take home pay for emergencies.

My financial situation:
I am a good candidate for this loan because?I pay on time and have no children or dependents. Just need to get out of debt so that i can start to be on the black side of the balance sheet.?

Monthly net income: $ 4000-5000 Varies because I work on commission

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $?50??Phone, cable, internet: $?300
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600-700
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$226.05

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	6%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	6y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$6,051	Stated income:	$100,000+
Amount delinquent:	$9,243	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	heartpounding-coin	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to?consolidate high interest rate credit card debt.?

My financial situation:
I am a good candidate for this loan because I have a stable job with income.
Monthly net income: $ 4800
Monthly expenses: $
??Housing: $ 1260
??Insurance: $ 100
??Car expenses: $?300
??Utilities: $?200
??Phone, cable, internet: $?100
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 14	Length of status:	0y 8m
Credit score:	680-699 (Mar-2010)	Total credit lines:	17	Occupation:	Food Service
Now delinquent:	2	Revolving credit balance:	$4,593	Stated income:	$1-$24,999
Amount delinquent:	$30	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	money-dissector8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Consolidation
Purpose of loan:
This loan will be used to pay off small amount on personal credit cards that I am currently making the monthly payments every month on, yet there is a very high interest rate and I would rather pay them off?rather than build more intrest. ?

My financial situation:
I am a good candidate for this loan because I work almost everyday of the week, and I am a very responsible person. I plan on paying off the loan as soon as possible and some months even making double payments. ?

Monthly net income: $ 1,100.00

Monthly expenses: $
??Housing: $?none
??Insurance: $ 125.00
??Car expenses: $ payed off
??Utilities: $ none
??Phone, cable, internet: $ 78.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$170.89

Auction yield range:	4.04% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	7y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	14	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$177
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	Enjoying_Life	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	760-779 (Nov-2009) 760-779 (Aug-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Dream Vacation
The purpose of this loan is to finance a long overdue vacation. We are hoping to plan a summer vacation to Hawaii on Princess Cruise Lines. This will be my second Prosper loan and I have found the process to be far more convenient than a conventional Bank.?

My personal situation:

I am currently retired and have an annual income of $42,000 ($3,500.00 per month). My income source is the Railroad Retirement Board and a Union sponsored retirement plan. Both are well funded and backed by the Federal Government. I have $43,000 in available credit of which I am currently using less than?two percent. I am seeking this loan in lieu of using a high-rate credit card. I do not currently own a car. Where I live public transportation is plentiful and more than adequate. If I really need a car I find that it is far cheaper to rent for a day or two a month than to buy and maintain a personal vehicle.??

Expenses:

Rent:???????????????????????$325.00 per month
Transportation:??????????$ 71.00 per month
Utilities:???????????????????$100.00 per month (that?s a high ? lower in summer)
Insurance:????????????????$ 72.00 per month (two life and one renters policy)
Cable and Internet:????$160.00 per month
Entertainment:??????????$100.00 per month
Food:???????????????????????$200.00 per month
Medical:?????????????????? $ 30.00 per month (as a wounded veteran I have VA co-pays only)

The balance of my income goes into long-term savings account which I desire to maintain as a security cushion and for a future down payment on a condo.

Also, when I reach my down payment goal I am going to want a higher credit score. Because my only source of credit is derived from credit cards I find it has been difficult to increase my scores. This loan should help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	6y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	65	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$23,718	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	towering-worth	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off American Express
Purpose of loan:
This loan will be used to pay off?one American Express credit card and will also help improve my credit score.? I am and always have been current on my credit cards. I currently pay 250.00 to this card.? A year ago my credit limit was dropped from 15000.00 to 7800.00 without warning and this caused my balance to be close to my limit.? I would like to have 20 percent or less on this card so that my credit score will increase. My current credit score is 720-739.

My financial situation:
I am a good candidate for this loan because I have a very good job in medical sales that continues to grow month by month. I have a base salary along with commission.? I do currently have over 10000.00 in my savings account.? I would prefer to not?use this to pay off debt at this time because it would clean me out.?

Monthly net income:
$ 10500.00

Monthly expenses: $
??Housing: $ 1200.00????????
??Insurance: $ 125.00 (car)
??Car expenses: $ 400.00????
??Utilities: $ 300.00
??Phone, cable, internet: $ 100
??Food, entertainment: $?250
??Clothing, household expenses $200
??Credit cards and other loans: $ 1000 this includes credit cards, and student loans
??Other expenses: 400.00 medical insurance, 100.00 cell phone
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	7y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,982	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tires and Repair on Car
Purpose of loan:
This loan will be used to? Buy new tires for car and fix the rims or replace them, With out this loan I will be out of work and unable to complete my search for a second Job. This loan maybe my last chance to stay working.

My financial situation:
I am a good candidate for this loan because? I have one part time job and am trying to get a second full time job. My income should more than double with my second Job

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $ 390
??Insurance: $ 60
??Car expenses: $?220
??Utilities: $
??Phone, cable, internet: $ 25
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$108.52

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	0y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	18	Occupation:	Bus Driver
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	nido2usa	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 89% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 11% )	660-679 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
New Apartment Move-In April 2010
Purpose of loan:
This loan will be used to buy items needed for the new apartment.

My financial situation:
I am a good candidate for this loan because I pay on?time.

Monthly net income: $1200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	18%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	18y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$224	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	1trojan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adddition to Life Insurance busines
Purpose of loan:
This loan will be used to?Add a very successful college funding resource program to my existing life insurace business;?start up?costs?will?include?software systems, printing, mailing, and set up that will help parents make college costs more reflective of what parents can afford, not what colleges would like them to pay. Business plan is available.?

My financial situation:
I am a good candidate for this loan because? Have been a Life Insurance agent for a year and am an entrepreneur with a good business background. Proven program as described generates?up front fees for services rendered, plus high quality life insurance?and annuity leads which convert into solid commissions and good profits..
Monthly net income: $ Currently $3000; ?Projected $9000 by end of 1st year.
Monthly expenses: $ 2380
??Housing: $ 850????
??Insurance: $?200????????
??Car expenses: $ 200????
??Utilities: $ 30????
??Phone, cable, internet: $ 200????
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$361.72

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	57%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 12	Length of status:	0y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	34	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$10,391	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pound-exec9	Borrower's state:	Missouri	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my liabilities
Purpose of loan:
This loan will be used to? Pay down my credit card bills, which interest rates varies between 24 and 32 percent.

My financial situation:
I am a good candidate for this loan because I am reliable and really good at paying my bills on time.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 580 ????
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 150 ???? ???? ????
??Phone, cable, internet: $ 75 ???? ????
??Food, entertainment: $ 100
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 150
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	6y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	27	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	24
Screen name:	profitable-liberty2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to obtain additional licenses and to market those services to our existing database.?I currently own a tax office with?one employee. We have customers asking us to assist them with other products such as insurance , investments and mortgage loans. I previously?managed a mortgage company and?am currently licensed to do loans. I am in the process to obtain my insurance and investment license.?There have been additional license requirements instituted this year?to properly obtain licensing to do mortgages and taxes. A portion of the money will be used?to meet these requirements which require additional tests and education, as well as obtain the licensing to offer investments and insurance products. This will be approximately $2,500.?We also need to purchase additional software that will cost about $5,000. The other $2,500 will be spent to market these services to our existing customers as well as the community.?I will be able to repay the loan?with current income from the tax business. Our revenue is basically from February through April 15th. This will allow us to create additional revenue throughout the year while once the initial costs are paid will?not increase our operating costs very much. Based on current committments from customers I estimate that additional first year revenues on these products will be between $25 and?$35 thousand.?

My financial situation:
I am a good candidate for this loan because I already have an established business and client base that can afford to meet these payments. Money is to be used to add additional products and services to that customer base increasing revenues with very little ongoing costs after initial setup.
Monthly net income: $ 2500

Monthly expenses: $
??Housing: $?400
??Insurance: $ 100
??Car expenses: $?0
??Utilities: $ 125
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.03%	Starting borrower rate/APR:	12.03% / 14.16%	Starting monthly payment:	$166.14

Auction yield range:	6.04% - 11.03%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 13	Length of status:	19y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$13,805	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	detgiggy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high int credit card
Purpose of loan:
This loan will be used to pay down a high interest rate credit card.?? I have closed the account but still carry the balance.??? Closing the account decreased my overall available credit,? but I flat out rejected this banks attempt to increase my interest rate.? Thus, I had little other choice. ? I have never missed a payment and have always paid above my minimum payment.?? My years of consistency as a payor were rewarded with higher interest rates.

My financial situation:
I have a stable job as a manager in a private ambulance company.?? Our industry while not immune to the condition of the economy, we are somewhat insulated from the effects of a recession more than many other industries.?? I have a perfect history of paying my bills on time and my credit score has been climbing slowly since a personal bankruptcy in 2000.??? I have a good DTI ratio and live? within my means.? I am married and own a home.? In the past 12 months I have reduced my credit card debt 28% and using tools like debtgoal.com I am simply seeking lower interest rates to maximize savings.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$506.41

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	45%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	2y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-wealth-futurist	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay For College
Purpose of loan: This this loan will help cover my school expenses over the next year.

My financial situation:
I am able to cover some of my expenses but this extra funding will help through these next two semsters.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 3	Length of status:	2y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	5	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,068	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	officer82	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Execution funds for new contract
Purpose of loan:
This loan will be used to hire and pay vendors needed for a contract signed for $24,000 through my new business - www.fotoshoot.com

My financial situation:
I have a signed contract , and will guarantee the return .
Regardless, www.fotoshoot.com is an ever growing community, with over 3,000 members already (it was opened in May)

Monthly net income: $ 5,500

Monthly expenses: $ 3,500
??Housing: $ 1,175
??Insurance: $
??Car expenses: $ 350
??Utilities: $ 350
??Phone, cable, internet: $ 250
??Food: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 80
??Other expenses: $ 645
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$600.37

Auction yield range:	17.04% - 24.50%	Estimated loss impact:	19.41%
Lender servicing fee:	1.00%	Estimated return:	5.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	9y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,950	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	afatcow69	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Mar-2008)
Principal balance:	$1,988.18	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Trying to keep my head above water
Purpose of loan:
This loan will be used to? help me pay my self-employment taxes.? It was a rough 2009, and I ended up shorter on money to pay taxes than I anticipated.?I had to recently purchase a refurbished laptop to replace the one I normally use for work. I telecommute from home, so if I don't have a computer, I lose money for the time I am not able to access my client's system. I bought a refurbished laptop, as it is the most economical option for me at this time.? I have also been helping my boyfriend, and his 2 sons, while he was unemployed/under employed?- providing them with food, clothes and school supplies.? I even moved into his home, from another home I was living in, so I could help him with paying rent.? I have been self-employed for over 9 years now, and this is year I am having trouble with my taxes.?

My financial situation:I am a good candidate for this loan because? I am good about making my payments on time.? I just paid off a medical loan, with Capital One.??I have a stable job and I recently moved into a home, where I am paying less rent than my other residences.?

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 30
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 100????
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.19%	Starting borrower rate/APR:	25.19% / 27.50%	Starting monthly payment:	$155.46

Auction yield range:	11.04% - 24.19%	Estimated loss impact:	10.60%
Lender servicing fee:	1.00%	Estimated return:	13.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$3,640	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-adventurous-dedication	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?Pay off and resturcture the debt for 4 small credit card balances. I have 4 cards with balances ranging from about $400-1600. I want to have a single payment every month. I prefer this, to going to 4 website every month and paying them off seperately. Additionally, I would like to reduce the amount of interest I'm paying, ?and cut into the balance more on each payment.
My financial situation:
I am a good candidate for this loan because? Because I make my payments. I have one late payment over the past 3 or 4 years. This deliquent?payment was not due to inability to pay, but an error on the bank account used. I closed an account, and the monthly payment was drawn from that account in error, without my knowledge. I had?transferred the account?on my online profile. But, for one reason or another it did not transfer for the payment. It would have been in December of 2009. I make my payments and I take pride in the fact that when I'm required to do something, I do it. If I was granted this loan it would be deducted directly from my account monthly, and my goal would be paid off long before the term would be due. I have paid off these same cards several times over the past 4 years. I make payments, and pay off the money?I borrow.?Also,?in?September, I was promoted?at work, from a project manager to an account manager,?and will have a considerably larger income in 2010. Last year I made 35K, this year I will make 50-80K, Right now I'm on pace to make at least 50K, and likely more than that. No matter what my credit score is I'm a good bet to make good on your investment. If I am granted this loan, I can provide evidence?to the the closing of these accounts if that would help in the decision.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 135
??Car expenses: $ 383
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $?100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$159.00

Auction yield range:	4.04% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 10	Length of status:	1y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	48	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,320	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glroark	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lender seeks funds to invest
Purpose of loan:
I am a Prosper lender and would like to increase my lending activity. Loan proceeds will be lend to Prosper borrowers. I have no need for the funds.

My financial situation:
I am a good candidate for this loan because, I'm highly compensated employee with large savings and?excellent?credit score.?
Again, I do not need these funds for any purpose other than reinvestment in Prosper. Am seeking a low (4-5%) interest rate on this loan; otherwise will cancel the listing.

Thank you for consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$248.18

Auction yield range:	8.04% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 0m
Credit score:	680-699 (Mar-2010)	Total credit lines:	24	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$10,630	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	RFO	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	24 ( 100% )	680-699 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008) 700-719 (Oct-2007) 740-759 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying off a credit card
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$180.86

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	5%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	1y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	19	Occupation:	Accountant/CPA
Now delinquent:	10	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$1,256	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	worth-oasis8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Others Stay Sober
Purpose of loan:
This loan will be used to open Sure Haven sober living facilities. Our mission is to be the premier provider of sober living housing by providing an alcohol and drug free residence in a clean, safe, and supportive environment. Our residents will be adult alcoholics and addicts who are motivated to continue their recovery, committed to staying sober, and agree to remain active in their program.? Our Orange County, CA certified sober living homes will offer a seamless transition into an environment where a person in early recovery can pursue a career, education, and other goals while strengthening their foundation, developing a sober support system, repairing past damages, and establishing healthy relationships. In sober living a person in recovery can build on the experience of other sober individuals while living together as a recovery centered family.? THIS IS YOUR CHANCE TO HELP SOMEONE GET A SECOND CHANCE

My financial situation:
I am a GREAT candidate for this loan because work a well paying job as the accounting manager for a successful construction consulting company in Southern California; I am debt free (the outstanding delinquencies on my account are due to parking ticket violations in San Diego which I am currently resolving).? Earn an incredible 17%

Monthly net income: $3,200.00

Monthly expenses: $
Housing: $0.00
??Insurance: $165
??Car expenses: $120 for gas
??Utilities: $50
??Phone, cable, internet: $75
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	45%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	22 / 15	Length of status:	7y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	54	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$165,964
Amount delinquent:	$1,656	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	portages	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008) 680-699 (Aug-2008)
Principal balance:	$2,154.84	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay current prosper Loan and Contin
Purpose of loan:
This loan will be used to? pay current prosper loan and use balance of proceeds to finish some other small home projects.

My financial situation:
I am a good candidate for this loan because?? I have two forms of solid income- Soc. Sec. and state pension as well as a long history of borrowing and amortizing debt.

Monthly net income: 5,600.00

Monthly expenses: $
??Housing: $ 1,228.00
??Insurance: $ 360.00
??Car expenses: $ 0
??Utilities: $ 180.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 460.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 2150.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$162.06

Auction yield range:	8.04% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	21y 8m
Credit score:	780-799 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,236	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wonderous-finance8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my lines of credit
Purpose of loan:
This loan will be used to consolidate?2 closed lines of credit. When the economy tanked last year, 2 of the large banks that we had lines of credit with decided to pull ours for no reason. (Thank You AMEX and GE)?They sent us a letter and shut the accounts down. 3 months later, they sent out notices informing us that they were increasing the interest on the remaining balances to usury levels. In the year since, I've been paying down the lines of credit but the interest they're charging is ridiculous.

My financial situation:
I am a good candidate for this loan because I've been in this business for 22 years and have run a profitable bottom line every year. I've gone to my business bank, but the amount of time and paperwork to even be considered for an SBA loan is beyond belief.
Our business, (we are a franchise) has shown a 15-20% growth rate every year for the last 10 years.
I am currently making the payments on the 2 lines of credit with no issues, but again, the interest rates should be illegal. With the payments coming out of the business account automatically, there is no risk of default.
I just ran an Experian credit report and today it stands at 761.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.60%	Starting borrower rate/APR:	9.60% / 11.70%	Starting monthly payment:	$112.28

Auction yield range:	4.04% - 8.60%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	2y 7m
Credit score:	780-799 (Feb-2010)	Total credit lines:	12	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$3,435	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-guard1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Wells Fargo Credit Card
Purpose of loan:
This loan will be used to? payoff a Wells Fargo credit card. I racked up debt on my credit card throughout the process of throwing my wedding about a year ago.? I've been carrying a balance of around $3000 for sometime now.? I've always made more than the minimum payment but don't find myself hacking away at the balance quick enough, especially since the bank hiked my interest rate and my credit limit all in the same day. The balance is now at about $3435.00. ?

My financial situation:
I am a good candidate for this loan because I take care of all of my financial obligations. My husband is a CPA and suggested taking out a 3 year loan to pay this off since we don't really want to cut into either of our retirement reserves to pay this off.? I will probably pay this loan off before the end of the amortization. Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 38.36%	Starting monthly payment:	$44.80

Auction yield range:	17.04% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 13	Length of status:	10y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	44	Occupation:	Clerical
Now delinquent:	3	Revolving credit balance:	$9,309	Stated income:	$50,000-$74,999
Amount delinquent:	$361	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fairness-encourager	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay an outstanding balance of my college tuition

My financial situation:
I am a good candidate for this loan because I pay my mortgage on time on a monthly basis.

Monthly net income: $ 5,600

Monthly expenses: $
??Housing: $
??Insurance: $ 0
??Car expenses:0 $
??Utilities: $?150
??Phone, cable, internet: $80
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	12y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	17	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$26,303	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	impressive-treasure	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off some credit card debt for adding wheelchair accessible shower/bathrooms to a rent house.

My financial situation:
I am a good candidate for this loan because I honor all my debts.

I live in own home with no mortgage and no car payment. My family works in high school education with steady paychecks. In addition, we collect monthly annuity and rent payments which could be applied to this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	8.04% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	32%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	30 / 29	Length of status:	24y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	61	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$37,429	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Lanz	Borrower's state:	Texas	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 100% )	660-679 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008) 660-679 (Dec-2007) 660-679 (Feb-2007)
Principal balance:	$1,441.40	1+ mo. late:	0 ( 0% )
Total payments billed:	61
Description
Multi-purpose loan

Third time, hopefully is a charm !

Purpose of this request:
The primary objective of this?request ?will be used to combine?high interests CitiFinancial and GE Money Bank.
I have been paying these accounts for the past 3 years and the balance still at 50% of the original amounts.

I have steady employment and I have been at my job over 25 years. With your assistance, this loan will enable me to payoff those high interest accounts. Thank you for your kind consideration.
You will be paid and that is my promise !

Current financial situation:
I am a good candidate for this loan because I have an excellent on-time payment history with Prosper and paid one Prosper account in full. Many thanks for my previous lenders. I truly appreciate you!

Monthly Expenditures At-a-Glance:

Steady Monthly net income: $ 6850

Monthly expenses:??
??Housing: $ 1012
??Insurance: $?120
??Car expenses: $ 0
??Utilities: $ 260
??Phone, cable, internet: $ 80
??Food, entertainment: $ 450*
??Clothing, household expenses $ 420*
? Credit cards and other loans: $ 3500

? * Variances due to historical average estimation. Amount can certainly be lower, if necessary
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	8%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	4	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$164	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	abundant-p2p9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a better car for my family
Purpose of loan:
This loan will be used to purchase a newer car for my family.? I live and work overseas for the US Army as a contractor so it's hard to find a good car overseas that I would be able to take back home with me to the US.? I plan on working overseas for the next few years.? Instead of buying a decent used foriegn car, I would like to buy a decent used car?with?US specs and ship it overseas to my location.? Total cost for shipping expenses and purchase price would just under $7,000.?

My financial situation:
I am a good candidate for this loan because I live and work overseas for the US Government which allows me certian benefits that provides major financial relief.? The US Governemnt pays for my rent and utilities, provides transportation to and from work and provides a cell phone.? My?income is tax free due to working overseas.? I do not have any debts besides?an Army & Air Force?Exchange Service (AAFES)?store card which currently holds a value of $4,200 and a balance of $520.59.

Monthly net income: $ 4400

Monthly expenses: $ 812
??Housing: $ 0
??Insurance: $ 32.00
??Car expenses: $ 80
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $?50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$84.90

Auction yield range:	4.04% - 29.00%	Estimated loss impact:	2.24%
Lender servicing fee:	1.00%	Estimated return:	26.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 3	Length of status:	9y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,131	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	POLRBEAR	Borrower's state:	California	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (Sep-2008) 600-619 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
( reinvest in prosper)
Purpose of loan:
This loan will be used to? to keep building my payment History. and all will be reinvested in prosper.

My income after taxes is around 2500 a month .
$1200 for housing $300 for car and insurance. $ 100 for phone and cable
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$655.92

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	33%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	5y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	21	Occupation:	Laborer
Now delinquent:	3	Revolving credit balance:	$7,875	Stated income:	$50,000-$74,999
Amount delinquent:	$616	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	heavenly-greenback8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start building investment income
Purpose of loan:
This loan will be used to purchase investment properties. I am putting in my own money also.

My financial situation:
I am a good candidate for this loan because I was raised in a real estate investing family. I don't know it like the back of my hand but you have to start somewhere. I would like to eventually be the person on the other end of this message. I want to be the one making the loans but I have to start somewhere. I am a huge Robert Kyosaki fan and have read and reread everything he has written.

Monthly net income: $
5000
Monthly expenses: $
??Housing: $ 780
??Insurance: $ 110
??Car expenses: $ 100
??Utilities: $ 250
??Phone, cable, internet: $ 180
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$384.28

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	0y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	16	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$2,008	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jpyrek	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolodate THIS
Purpose of loan:
This is a plain and simple credit card debt consolidation loan.? With the passage of the CARD act, all of my credit cards have been repriced under broad-based repricing strategies and thus, I am looking to consolidate and pay down the remaining balances

My financial situation:
I am employed as a financial analyst and am ALWAYS on time will all payments and have never defaulted on a loan of any type.? I only have this credit card debt and a mortgage.? My car is fully paid off and I have no student debt from college, no medical debt, or any other debt obligations.? Currently the weight averaged APR on my outstanding balances is at 16.42%.? I work as a financial analyst and am currently a contractor.? I have been at my current contract since January and will be on this contract for the next 18 - 24 months at which point I will begin another one.?

I should be able to pay back this note in less than the 36 months required.

Take Home Pay (after taxes, fica, ss, etc) ~$5,000 I bill hourly, so it varies month to month within about $200 or so, but $5000 is a good round estimate
Expenses
Mortgage - $1650
Utilities - $100
Electricity - $65
Cable/Internet- $106
Cell Phone - $70
Credit Card Minimums - $488 I usually pay way way more than the minimum.
Total Expense ~ $2479 There are no other debt obligations
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,599.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$208.04

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	2y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$9,149	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	oxex_ohxo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate High Interest Cards
About Me:

I am 28 years old, single and I have been practicing to be an architect for over 2 years, since I graduated in 2007.

Explanation of Bad Credit:

I have always been responsible with my finances but in 2007 my last year of college my credit scores slipped to 550, because I didn't have enough money to pay credit card balances in full for 3-4 months on numerous accounts. I know you are wondering how and why I let that happen; and I can only say I tried. I was responsible for my rent, utilities, medical expensive, and school/ architectural supplies during my last year of college; and I made unwise decisions in the midst of pushing to complete my undergraduate degree with little money available. At the time I didn't have any other means of getting help other than working part time as a graphic designer making 11 dollars a hour which wasn't enough.

So, I inquired 7 delinquencies in 2007 because I struggled with credit card payments while finishing my last semester of my vigorous architectural thesis course work, and not being able to work enough hours while being a full time student. Since then I have graduated, but the damage has been done to my credit score.

What I will Do with the Money Loaned to me:

Currently, I have been working at an architectural firm for the last 2 years and 7 months, and I have paid down a good amount of my debt and made consecutive monthly payments over the last 32 months increasing my credit score, by 100 points, within fair credit standings. I hope to pay down all my credit debt, $9000 dollars, this year so I can improve my credit score by 60 points which will place me in good credit standings.

Here are my Monthly Financial Details:

Monthly net income: $ 3200
Monthly expenses: $ 1065
Housing: $
Insurance: $
Car expenses: $ 112
Utilities: $
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses $
Credit cards and other loans: $ 650
Other expenses: $

I will have $1,200 left to make payments on my Prosper loan.

As you can see, I am working to build a healthy financial future for myself. So, making my payments on time will be my top priority each month, I sincerely promise you that and as you can see from my financial detail, I will have the money to do it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	10.38% / 12.73%	Starting monthly payment:	$48.67

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	3y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-logical-bill	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Line of Credit
Purpose of loan:
This loan will be used to do home repairs.?

My financial situation:
I am a good candidate for this loan because?I have an excellent credit history and will be able to repay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$119.53

Auction yield range:	8.04% - 15.00%	Estimated loss impact:	6.84%
Lender servicing fee:	1.00%	Estimated return:	8.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	3y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,900	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	profitable-greenback	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
card company raised my rate
Purpose of loan:
This loan will be used to pay off my high interest credit card. the card company raised my rate from 9.99% to 29.99%.

My financial situation:
I am a good candidate for this loan because i have never been late or missed a payment on anything since 2004. I have very little bills and live at home with my parents.

Monthly net income: $ 2900.00 a month before taxes. 1950 a month after tax and health insurance.

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 100 car insurance
??Car expenses: $ 317 car payment
??Utilities: $ 0.00
??Phone, cable, internet: $ 90.00 cell phone
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 68.00 student loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.04% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	75%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	30 / 26	Length of status:	0y 0m
Credit score:	780-799 (Feb-2010)	Total credit lines:	95	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$46,576	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	judust	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-799 (Nov-2009) 680-699 (Sep-2008) 720-739 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt in to one monthly payment.? I would like to have just one monthly obligation rather than several as well as getting the balances paid off sooner which is what will happen with a Prosper loan.? Hopefully there will be a better interest rate with Prosper.? My goal is to become debt free and this loan is a giant step towards that goal.

My financial situation:
I am a good candidate for this loan? I have a stellar payment history and very good credit.? I pride myself on taking care of my financial obligations.? I have no negative information on my credit report whatsoever.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 12.60%	Starting monthly payment:	$259.98

Auction yield range:	4.04% - 9.49%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1979	Debt/Income ratio:	30%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	6y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	39	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$51,001
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	keen-return2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase second home
Purpose of loan:
This loan will be used toward purchase of a second home.

My financial situation:
I am a good candidate for this loan because:
(1) Proven reliable payment record. Retired professor. Steady, guaranteed income from state pension and social security (which can be documented)
(2) Steady income?is supplemented?by part-time teaching in higher education institutions in Florida and North Carolina.
(3) Proven long-time history of reliable on-time loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	19.94%
Lender servicing fee:	1.00%	Estimated return:	-2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	31%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 16	Length of status:	4y 0m
Credit score:	620-639 (Mar-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$27,171	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	refundking7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 98% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	1 ( 2% )	620-639 (Feb-2010) 640-659 (Apr-2008) 680-699 (Jul-2007)
Principal balance:	$571.11	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
I am not HR, get credit right
**** I should not be classified as HR. This loan amount will not added to my credit report because all of this loan amount will pay off my high rate accounts. ***

History Loans with Prosper: Two loans (one paid off, one active with $600 balance from $2,500 and $5,000) This is my third Prosper loan.

Purpose of loan: I need your help to make a payoff payment on my another 4 revolving accounts. Last 18 months, I had made balance transfers and purchases total of $24,107.23. I transferred and charged it on my 4 accounts with no interest promotion for 18 months. Currently, I have $2,805.70 in deferred finance and it will expire on May 1st, 2010. I have new balance of $14,878.19 with them now. I would like to pay it off before May 1st to save $2,805.70 from interest and this prosper loan is much lower on interests than my 4 accounts.

My financial situation: I am very responsible with paying my bills. This is third Prosper loan. I never make a payment late to any of my bills including Prosper.

Monthly net income: $ 3,900

Monthly expenses: $ 2,285
Housing: $ 600
Insurance: $ 75
Car expenses: $ 165
Utilities: $35? (Electric, heat and water are included in the rent)
Phone, cable, Internet: $ 60
Food, entertainment: $ 400
Clothing, household expenses $ 200
Credit cards and other loans: $ 750 (This is a minimum payment however most of time I overpaid)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$94.26

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 8	Length of status:	4y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	38	Occupation:	Medical Technician
Now delinquent:	1	Revolving credit balance:	$22,602	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	attentive-durability9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Card
Purpose of loan:
This loan will be used to pay down high interest debt.

My financial situation:
I am a good candidate for this loan because I have never been late on any payment.? The only negative information on my credit report is being challenged on an apartment lease.? I have already hired a lawer to fight it.? Other than that I have never ever missed a car payment or any other credit payment. I feel with the income I bring it there shouldn't be any issues in paying this loan?off quick and?easy.? ?

Monthly net income: $ 4,200

Monthly expenses: $
??Housing: $ 1360
??Insurance: $ 240
??Car expenses: $590
??Utilities: $ 200
??Phone, cable, internet: $60
??Food, entertainment: $ 140
??Clothing, household expenses $100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$271.29

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	9y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	41	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$506	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	60
Screen name:	red-commitment-wasp	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff docter,taxes,repair auto
Purpose of loan:?I need to catch up on a few bills,i am currently paying more each month out of pocket then the loan payment and need to get these bills paid.?

My financial situation: I am currently laid off but working part time and collecting unemployment,I expect to be called back to work at my full time job soon.My wife works full time also
Monthly net income: $ 5225
Monthly expenses: $
??Housing: $ 1325
??Insurance: $ 275
??Car expenses: $ 350
??Utilities: $?300
??Phone, cable, internet: $ 160
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	20.19%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	31%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	21y 4m
Credit score:	620-639 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$21,375	Stated income:	$25,000-$49,999
Amount delinquent:	$42	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	TomDean	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-639 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Credit Card Debt

Hello and thank you for viewing my listing.
I want to pay off my 31.99% Chase card. My credit card companies have raised my interest rates even though I've always paid them on time. I had some medical bills recently that drove up my debt.

I would use the Prosper Loan to pay off the following: Chase Visa $4833

Job: Pharmacy Technician
I have been at my job for more than?20 years
Monthly Net Income: $2700
Here's my monthly budget with the prosper loan in place:
Monthly Expenses:
-------------------
Rent???????????????? ??$900
Car Insurance:?$ 70
Gas?????????????????? ? $100
Credit Cards:?? $400
Electricity:????????$ 50
Internet:????????? ? $ 30
Telephone:???? ?$ 35
Groceries:?????? $300
Clothes &?
?Misc.????????????? ?$100
?-----------------------------
Total:?????????? $1985?

Chase (Formally WAMU) $4833 31.99%*************

I over $700 left over to be used, not only for my Prosper Payment,?but for savings and emergencies.
I promise that my payments to Prosper will be my top priority each month.
I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time, every time.?

Thank you again for viewing my listing???????????????????????????????????????????????????????????? Tom

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	5%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	4y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	2	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ajsunshine	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to Pay state taxes
Purpose of loan:
This loan will be used to? pay back taxes

My financial situation:
I am a good candidate for this loan because? I will pay it back

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 989
??Insurance: $ 230
??Car expenses: $ 460
??Utilities: $ 250
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 93
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 14	Length of status:	8y 9m
Credit score:	740-759 (Mar-2010)	Total credit lines:	38	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$1,413	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ferocious-bill6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
***2K Solar Panel Installation****
Purpose of loan:
This loan will be used to fund the installation of a 2Kw Solar Panel Installation on my residence (The credit profile says No on home ownership, however we bought this house 4 months ago.? With the federal tax credit, I will be positive cash the first year, have SREC credits to sell, have a payback in 3 years, and make over $34,178 over the life of the system.?

My financial situation:
I am a good candidate for this loan because I have a strong work history and steady income with a good credit score.? I have no current revolving debt and really want to take advantage of Peer Lending.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 30.85%	Starting monthly payment:	$62.23

Auction yield range:	14.04% - 27.23%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	11.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1986	Debt/Income ratio:	48%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	12 / 7	Length of status:	19y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	36	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$12,684
Amount delinquent:	$7,654	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	favorite-point7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a couple off bills
Purpose of loan:
This loan will be used to? person and pay off some bills

My financial situation:
I am a good candidate for this loan because? i pay? all my pays on time
Monthly net income: $ 229200

Monthly expenses: $
??Housing: $ 590
??Insurance: $?55
??Car expenses: $ 40
??Utilities: $?40
??Phone, cable, internet: $ 67
??Food, entertainment: $?100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 980
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 7	Length of status:	20y 4m
Credit score:	640-659 (Mar-2010)	Total credit lines:	20	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$15,742	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-quest530	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a high interest credit
Purpose of loan:
This loan will be used to? make car repairs and pay some high interest cridet card bill

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 500
??Insurance: $125 a month?
??Car expenses: $ 200amonth for gas
??Utilities: $0
??Phone, cable, internet: $ 120
??Food, entertainment: $ 0
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 1000 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	32%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	2y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	42	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$6,419	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	intuitive-currency	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting a new kitchen
Purpose of loan:
This loan will be used to change cabinets at my kitchen

My financial situation:
I am a good candidate for this loan because I can repay the loan in term provided from the lender
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	0y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,209	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need my life back please
Purpose of loan:
I'm just in?way over my head in debt and?I need to be able get back on track.?I have sold my car to try to help it didn't and?I'm doing whatever else?I can try to do. I am in debt from?college, credit cards, and loans, and from a mistake?I made?from a scammer which completely screwed me over.?I need this amount to be debt free and will only have to pay back this loan. I am currently in line to leave for?bootcamp for the marine corps around september?and?do not want to leave to come back to?so much debt.?I am also on the point of just calling quits and file bankruptcy because that scammer took just about everything and now?I am behind on paying my bills and cannot catch up. So this is basically my last chance and need help.?I?currently live rent free so I have no expenses and?I do not go out partying, blow money or whatever to put myself in this predicament. I am blessed to be able to make?it this far and this loan would?just be a bigger blessing.

Monthly net income: $ 1600
Monthly expenses: $
??Housing: $ 0
??Insurance: $?
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $?62
??Food, entertainment: $ 20
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$180.86

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	5y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	25	Occupation:	Analyst
Now delinquent:	2	Revolving credit balance:	$457	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	serene-power2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for my wedding
Need the extra cash to give me some breathing room while paying for my wedding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$812.33

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	>1000%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	0y 9m
Credit score:	840-859 (Mar-2010)	Total credit lines:	30	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$11,299	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	repayment-chef	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt and use this to lower my overall rate paid

My financial situation:
I am a good candidate for this loan because I have solid credit history always paying on time.? I would rather pay a lower interest rate than what the cards offer. My earnings will increase by about 20% this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	16%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	4y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	21	Occupation:	Food Service Manage...
Now delinquent:	1	Revolving credit balance:	$976	Stated income:	$50,000-$74,999
Amount delinquent:	$542	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	22
Screen name:	optimizer541	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be for home improvement.

My financial situation:
I am a good candidate for this loan because I have been currently working at Nestle Waters North America since 2005.

Monthly net income: $ 4317.00

Monthly expenses: $1100
??Housing: $725
??Insurance: $125
??Car expenses: $170
??Utilities: $
??Phone, cable, internet: $80
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 7	Length of status:	1y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	33	Occupation:	Sales - Commission
Now delinquent:	3	Revolving credit balance:	$522	Stated income:	$50,000-$74,999
Amount delinquent:	$58	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	FLInvestor	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading to a mini van
Purpose of loan:
This loan will be used to? Pay off negative equity in my car and use $2000 for a down payment on a mini van for my family.

My financial situation:
I am a good candidate for this loan because? I have cash flow- I just purchased a $168K home in November and have a 4.85% interest rate.? I have a stable job and have a steadily increasing Fico Score. currently prosper has it between 660-679 (Mar-2010)

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1093
??Insurance: $ 110
??Car expenses: $?286
??Utilities: $ 200
??Phone, cable, internet: $ free/job
??Food, entertainment: $ 200
??Clothing, household expenses $ 200????
??Credit cards and other loans: $?236??Other expenses: $ miscellaneous investments/ IRA $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	4.04% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1969	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 16	Length of status:	12y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	53	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$162,947	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	JB_33	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off a high interest rate credit card.

My financial situation:
I am a good candidate for this loan because of my ability to repay the loan on the agreed terms.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.92%	Starting borrower rate/APR:	9.92% / 10.26%	Starting monthly payment:	$161.15

Auction yield range:	3.04% - 8.92%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	11y 0m
Credit score:	880-899 (Mar-2010)	Total credit lines:	37	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$15,657	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	likeable-pound	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help fund marketing campaign
Purpose of loan: I have been in real estate for over 20 years.? Our focus is on multi-tenant industrial properties.? The last year has been tough on?my business?and unfortunately (and fortunately) forced us to make some dramatic changes in our approach to how we do business.I need this loan to help us mount an ad campaign that will focus on craigslist and our online presence to assist in our leasing efforts.We have hired consultants with expertise in this area and also need funds to support the monthly costs of maintaining the programs and overhead associated with this initiative.This marketing campaign is crucial to the future of my business and I believe the implementation will help us not only persevere but grow in the coming year.My financial situation: The monthly payments for this loan will be easily covered through the rents we receive.I have never missed a loan payment, professionally or personally, and see no reason I will be unable to repay this loan.Any revolving debt I owe is paid off on a monthly basis.I value my credit score and would do whatever it takes to stay in excellent standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	8 / 5	Length of status:	5y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	23	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$1,268
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	kind-felicity-tiramisu	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expenses for Retired Teacher
Purpose of loan:
This loan will be used to?cover moving expenses for myself (a retired teacher) and my blind, 86-year-old mother.? I was a teacher for over 30 years but had to retire due to a painful syndrome called fibromyalgia.

My income is steady and assured as I collect Social Security and a teacher's pension

??? Monthly expenses:? Housing:? 800.00
??????????????????????????????????car:?????????100.00
?????????????????????????????????food:??????? 300.00
??????????????????????????????????credit
??????????????????????????????????cards????? 150.00
????????????????????????????misc.??????????? 300.00

Thank you!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,975.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$219.45

Auction yield range:	17.04% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 16	Length of status:	1y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	58	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$25,313	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	safebet03	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,100.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008) 640-659 (Jun-2007)
Principal balance:	$517.68	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Debt Consolidation-3rd Prosper Loan
Purpose of loan:
Working towards paying off my credit cards.? The loan will be used to pay off high interest credit card.? The monthly payment on the loan will be?about the same as the?monthly recurring minimum payment is on the credit card I will be paying off.? The difference, obviously, will be that the loan will be paid off in 36 months.

My financial situation:
I have never been late on any bills or have ever filed for bankruptcy.? I have borrowed twice from Prosper before.? I have never missed or been late with a payment. Please view my Prosper Activity information for payment history.? I have just recently paid off an earlier prosper loan.? I am not a default risk.? I just made the mistake of paying for a wedding/furniture on credit cards.? Now I?m just looking for a more efficient/effective way to pay down these outstanding debts.

Monthly net income: $ 6,667

Monthly expenses: $?
??Housing: $ 800???
? Car expenses: $ 553??
? Utilities: $?100??
? Phone, cable, internet: $ 95??
? Credit cards/student loans: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$389.35

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	12y 10m
Credit score:	760-779 (Mar-2010)	Total credit lines:	37	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,513	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	smoqiedog	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards. In the last year some of my cards have increased their interest rates way higher then they were when I first opened the accounts.

My financial situation:
I am a good candidate for this loan because? I have been with my current company for almost 13 years. I always pay my bills on time, usually early. I always pay more then the minimum requested. I am a veteran and have always been responsible when it comes to paying my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$311.06

Auction yield range:	4.04% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	9y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	20	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$19,520	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	KansasNurse	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit my credit cards
Purpose of loan:
This loan will be used to eliminate credit card debt.

My financial situation:
I am a good candidate for this loan because I have always had a good job and made my payments on time. I have plenty of collateral. I just inherited some land but do not want to sell it at this time to pay down debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	73%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	1y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	21	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$53,443	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wonderous-power0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grad school "gap" financing
I am a second year MBA student graduating this May and I have accepted a well paying ($100k+) job with a Fortune 500 company. Unfortunately, I have incurred a number of unexpected expenses during my past 2 years in school and I am in need of some ?gap? financing to carry me over until my new job starts in the beginning of July. Specifically, I need to finance 4 months of living expenses, cover some unexpected moving costs, pay my legal bills (divorce), and I would also like to do a little bit of traveling during the break between graduation and my new job start date. In addition to the salary from my new job, I have a part-time job that generates $20k a year, and I will receive a $30,000 signing bonus in August.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	4 / 5	Length of status:	10y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Tradesman - Carpent...
Now delinquent:	1	Revolving credit balance:	$39,412	Stated income:	$50,000-$74,999
Amount delinquent:	$3,029	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	velocity-game-changer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Doctor's Bills
Purpose of loan:
This loan will be used to? pay for the birth of my daughter.

My financial situation:
I am a good candidate for this loan because? I pay my loans off as soon as I can.

Monthly net income: $ 4,420

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 300.00
??Car expenses: $ 100.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $?100.00
??Credit cards and other loans: $?500.00
??Other expenses: $
Information in the Description is not verified.